Mechanics Bank and HomeStreet, Inc. Receive Regulatory Approvals for Pending Strategic Merger

WALNUT CREEK, Calif. and SEATTLE, Wash. — August 19, 2025 — Mechanics Bank and HomeStreet, Inc. (NASDAQ: HMST) (“HomeStreet” or the “Company”), the holding company of HomeStreet Bank, jointly announced today the receipt of all required regulatory approvals for the previously announced all-stock strategic merger in which HomeStreet Bank will merge with and into Mechanics Bank (the “Merger”).

Regulatory approvals have been granted by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the California Department of Financial Protection and Innovation and the Washington Department of Financial Institutions.

The Merger is expected to be completed on or around September 2, 2025, pending approval by shareholders of HomeStreet, along with the satisfaction or waiver of the remaining customary closing conditions in the definitive merger agreement.

The requisite approval of the Merger by shareholders of Mechanics Bank has been obtained pursuant to the written consents delivered by Ford Financial Fund and its affiliates and certain other shareholders of Mechanics Bank.

In the Merger, HomeStreet Bank will merge with and into Mechanics Bank, with Mechanics Bank surviving as a banking corporation incorporated under the laws of the State of California and as a wholly owned subsidiary of HomeStreet (the resulting holding company of Mechanics Bank following the Merger). In connection with the Merger, HomeStreet will remain a Washington corporation, be renamed Mechanics Bancorp and remain a publicly traded company.

About Mechanics Bank

Mechanics Bank is an independent, full-service bank based in Walnut Creek, California, with over $16 billion in assets, a best-in-class deposit franchise and 111 branches. Founded in 1905 to help families, businesses and communities prosper, the historic financial institution has grown to become one of the largest California-based banks. Taking pride in providing a highly personalized banking experience, Mechanics Bank offers a wide range of products and resources in consumer and business banking, commercial lending, cash management services, private banking, and comprehensive wealth management and trust services. To learn more, visit www.MechanicsBank.com.

About HomeStreet, Inc.

HomeStreet, Inc. (Nasdaq: HMST) is a diversified financial services company headquartered in Seattle, Washington, serving consumers and businesses in the Western United States and Hawaii. HomeStreet is principally engaged in real estate lending, including mortgage banking activities, and commercial and consumer banking. Its principal subsidiary is HomeStreet Bank. Certain information about HomeStreet’s business can be found on its investor relations web site, located at http://ir.homestreet.com. HomeStreet Bank is a member of the FDIC and is an Equal Housing Lender.

Cautionary Note Regarding Forward Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Generally, forward-looking statements include the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “goal,” “upcoming,” “outlook,” “guidance” or “project” or the negation thereof, or similar expressions, including statements relating to the anticipated closing of the above-referenced Merger. HomeStreet, Inc. does not assume any obligation or undertake to update any forward-looking statements after the date of this report as a result of new information, future events or developments, except as required by federal securities or other applicable laws, although the Company may do so from time to time. For all forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act.
We caution readers that actual results may differ materially from those expressed in or implied by the Company’s forward-looking statements. Rather, important factors could affect the Company’s future results, including but not limited to the following: (1) our ability to successfully consummate the Merger with Mechanics Bank, (2) the failure to satisfy the closing conditions in the Merger Agreement, or any unexpected delay in closing the Merger, (3) the ability to achieve expected cost savings, synergies and other financial benefits from the Merger within the expected time frames and costs or difficulties relating to integration matters being greater than expected, and (4) the diversion of management time from core banking functions due to Merger-related issues. A discussion of the factors, risks and uncertainties that could affect our financial results, business goals and operational and financial objectives in our public statements and/or filings with the Securities and Exchange Commission (the “SEC”) is also contained in the “Risk Factors” sections of the Company’s Forms 10-K and 10-Q and in our Current Reports on Form 8-K that we file with the SEC as well as the Registration Statement on Form S-4 that we filed in connection with the Merger. We strongly recommend readers review those disclosures in conjunction with the discussions herein.
All future written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect the Company.
Additional Information and Where to Find It

In connection with the Merger, the Company filed with the SEC a Registration Statement on Form S-4 (File No. 333-288528) (the “Registration Statement”), which included a proxy statement/prospectus/consent solicitation as well as other relevant information concerning the Merger. The SEC declared the Registration Statement effective on July 16, 2025, and the Company filed a definitive proxy statement/prospectus/consent solicitation statement on July 16, 2025. The Company commenced mailing the definitive proxy statement/prospectus/consent solicitation statement to the Company’s shareholders on or about July 16, 2025. INVESTORS AND SECURITY HOLDERS, PRIOR TO MAKING ANY INVESTMENT OR VOTING DECISION, ARE URGED TO READ THE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION STATEMENT (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE DEFINITIVE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION STATEMENT) AS

WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE SUCH DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER.
This release is not a substitute for the Registration Statement, the definitive proxy statement/prospectus/consent solicitation statement or any other document that the Company may file with the SEC in connection with the Merger. Investors and security holders may obtain free copies of these documents, including the definitive proxy statement/prospectus/consent solicitation statement and other documents filed with the SEC on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC from the Company on its website at https://ir.homestreet.com/sec-filings/all-filings/default.aspx.
This release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
Participants in the Solicitation
Mechanics Bank, the Company and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from shareholders of the Company in connection with the Merger. Information regarding the directors and executive officers of Mechanics Bank and the Company and other persons who may be deemed participants in the solicitation of the shareholders of the Company in connection with the Merger is included in the definitive proxy statement/prospectus/consent solicitation statement and the Registration Statement on Form S-4. Information about the directors and officers of Mechanics Bank and their ownership of Mechanics Bank common stock can be found in the definitive proxy statement/prospectus/consent solicitation statement and the Registration Statement. Information about the directors and officers of the Company and their ownership of the Company’s common stock can be found in the definitive proxy statement/prospectus/consent solicitation statement, the Registration Statement, the sections entitled “Corporate Governance,” “2024 Executive Compensation Program,” “2024 Summary Compensation Table,” “Certain Relationships and Related Transactions” and “Principal Shareholders” in the definitive proxy statement filed in connection with the Company’s annual meeting of shareholders, which was held on May 29, 2025, as filed with the SEC on Schedule 14A on April 15, 2025, and other documents subsequently filed by the Company with the SEC. Additional information regarding the interests of such participants is included in the definitive proxy statement/prospectus/consent solicitation statement and other relevant documents regarding the Merger filed with the SEC when they become available. To the extent holdings of the Company’s common stock by the directors and executive officers of the Company have changed from the amounts held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described above.

Contacts

Mechanics Bank: Greg Jones, gregory_jones@mechanicsbank.com, (916) 797-8218

HomeStreet, Inc.: Misty Ford, misty.ford@homestreet.com, (206) 876-5506